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                                                                  EXHIBIT 10.29

                             Six Flags Great Escape

                                   Front Gate

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                                   AGREEMENT

      THIS AGREEMENT is made as of this 1st day of April 2000, by and between The Great Escape Theme Park, LLC, a division of Premier Parks Inc., a Delaware corporation, having offices at P.O. Box 511, Lake George, NY 12845 ("The Great Escape"), and RX Technology, a Nevada, corporation, having offices at 2264
7th Street, Mandeville, LA 70471(RX Technology).

                                   WITNESSETH

      WHEREAS, The Great Escape owns, operates or manages the theme amusement facility which is open to the general public and known as The Great Escape and Splashwater Kingdom (the "Park").

      WHEREAS, RX Technology Inc. desires to operate a retail concession known as RX Technology Inc. (the "Concession") to sell Digital Photographs (the "Goods") in the Park as set forth herein:

      WHEREAS, The Great Escape desires to grant RX Technology Inc. a license to operate the Concession in the Park, subject to the terms and conditions set forth herein.

      NOW, THEREFORE in consideration of the foregoing premises and the mutual covenants contained herein, The Great Escape and RX Technology Inc. agree as follows:

      1. TERM.

            Subject to the provisions of this Agreement concerning termination, The Great Escape grants RX Technology Inc. a license to operate the Concession in the Park in such locations of the Park as is set forth on Exhibit A hereto during the period of time (the "Term") commencing April 1, 2000 (the "Commencement Date") and terminating at the end of the Park's 2002 operating season (the "Termination Date").

      2. OPERATION.

            A. Hours of Operation.

                  RX Technology Inc. agrees to operate the Concession during the hours and days, including Sundays and holidays, that the Park is open for business in accordance with schedules prepared by The Great Escape which The Great Escape may modify in The Great Escapes' sole discretion at any time on twenty-four (24) hours notice to RX Technology Inc. and such additional hours as are required by The Great Escape (the "Operating Hours"). RX Technology Inc. acknowledges that The Great Escape will suffer great harm if RX Technology Inc. breaches the agreement set forth in this subsection, the amount of which would be difficult to determine. Therefore, RX Technology Inc. agrees to pay The Great Escape liquidated damages of $500.00 for each Park operating day that RX Technology Inc. opens the Concession thirty (30) minutes after the agreed opening time of the Concession and/or closes the Concession thirty (30) minutes before the agreed upon closing time. Upon notice thereof by The Great Escape and such liquidated

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damages amount shall be increased an additional $750.00 for each successive violation of Park Operating Hours upon notice thereof by The Great Escape.

      B. Approval of Goods/Services.

                  RX Technology Inc. agrees to submit samples of all products, detailed plans, specifications, drawings and other information with respect to Goods for sale to customers in the Park in connection with the Concession, for The Great Escape approval in advance of sale of the same. RX Technology Inc. agrees to make such changes to the Goods, at its sole cost and expense, as The Great Escape shall reasonably determine. RX Technology Inc. also agrees to coordinate with the Park in coding each of RX Technology Inc. Goods and inputting the same in the cash register for tracking purposes. To the extent requested by The Great Escape, RX Technology Inc. shall comply with The Great Escape point of sale and other information systems requirements.

            C. Price of Goods.

                  (i) RX Technology Inc. agrees to submit to The Great Escape for its review and approval, a retail price list of all RX Technology Inc.' Goods for sale to customers of the Park (the "Approved Price List") at least two
(2) weeks prior to Commencement Date or any proposed change in any previously approved price list, RX Technology Inc. agrees to make changes to the Approved Price List as The Great Escape shall reasonably request. RX Technology Inc. shall be responsible for all costs and expenses associated with production and printing of the Price List and any changes thereto, and such costs shall not be deducted from Net Revenue (as hereinafter defined).

                  (ii) RX Technology Inc. agrees to make changes to the Approved Price List (the "Revised Price List") at any time during the Term if the parties mutually determine that an adjustment is appropriate. RX Technology Inc. shall be responsible for all costs and expenses associated with production and printing of the Revised Price List, and such costs shall not be deducted from Net Revenue (as hereinafter defined).

                  (iii) RX Technology Inc. agrees that it shall not make its Goods available to any party free of charge or at a discounted price unless RX Technology Inc. is engaging in sampling activities approved by The Great Escape, etc. Notwithstanding the foregoing, RX Technology Inc. agrees to offer such discounts on its Goods as The Great Escape shall require and as The Great Escape shall offer in locations owned by The Great Escape. RX Technology Inc. shall, at all times, charge customers, including without limitation, family members, employees and business associates, the price set forth on the Approved Price List for its Goods except as otherwise expressly set forth herein.

                  (iv) RX Technology Inc. agrees that any merchandise/products that are held for Guests by RX Technology Inc. must be taken to Guest Relations at Park closing each operating day for the Guest to pick up. Failure to do so will result in a $100.00 fine for each occurrence that The Great Escape must retrieve product held by RX Technology Inc..

            D. Methods of Sale: Payment and Return Policies.


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                  (i) The Goods shall be available for sale to customers of the
Park as follows: by mail, telephone order, or at point of purchase (a "Method of Sale"). A Method of Sale shall be discontinued at the discretion of The Great Escape.

                  (ii) The following forms of payment for RX Technology Inc. Goods will be accepted: American Express, MasterCard, Visa, and Discover credit cards (collectively, the "Credit Cards"), checks, and cash (each, a "Form of Payment"). The Great Escape may, in its sole discretion discontinue and, if applicable, require RX Technology Inc. to discontinue any Form of Payment for Goods sold hereunder. Conversely, The Great Escape may, in its sole discretion, require RX Technology Inc. to accept such additional forms of payment as may be accepted by The Great Escape in the future; and in so doing, RX Technology Inc. agrees to submit to such reasonable rules/restrictions with respect thereto. Payment for the Goods shall be in accordance with the provisions of Exhibit B - Payment/Return Agreement, which is attached hereto and incorporated herein.

            E. Reports and Records.

                  (i) Upon commencement of RX Technology Inc.' daily operations, RX Technology Inc. shall follow cashier procedures Exhibit B-Supplement pick up a cash till from the Park's cash control facility, and within one (1) hour after the close of each Park day, RX Technology Inc. shall deliver to Park's cash control facility the following: (a) remaining cash till, (b) a daily report of the day's operations on The Great Escape "Register Balance Form", and (c) the day's daily gross receipts, including without limitation credit card sales drafts, credit memos and all other materials evidencing sales transactions during such day (collectively, the "Deposits"). Such Deposits are received subject to audit by The Great Escape as set forth herein and The Great Escape may correct and credit or debit RX Technology Inc. for any inaccuracies or errors in RX Technology Inc.' computation of Deposits. The Great Escape may refuse to accept or revoke acceptance of any Deposits, including any sales drafts or credit adjustments, which are illegible or which fail to comply with the terms of this Agreement, including, but not limited to, any federal or state law.

                  (ii) RX Technology Inc. shall retain copies of sales drafts and other materials evidencing sales transactions related to sale of Goods for the Term of the Agreement from date of transaction. This Section shall survive the termination of the Agreement.

            F. Compliance with Laws.

                  RX Technology Inc. agrees that at all times during the Term it shall be in compliance with all laws, rules and regulations with respect to operation of the Concession in the Park, including, without limitation, all environmental and employment laws, rules and regulations. RX Technology Inc. agrees that is shall be responsible for obtaining, at its sole cost and expense, all licensing and/or permits required in connection with operation of the Concession in the Park.

            G. Employees.


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                  (i) RX Technology Inc. acknowledges that it has no authority to employ persons on behalf of The Great Escape, and no employees or agents of RX Technology Inc. shall be deemed to be agents or employees of The Great Escape.

                  (ii) Without The Great Escape prior written consent, RX Technology Inc. shall not, until after the second anniversary of the end of the Term, solicit for the purpose of hiring or employ, directly or indirectly, any employee employed by, or independent contractor engaging in business with, The Great Escape, in each case, during the Term. This subsection of the Agreement shall survive until the second anniversary of the end of the Term.

                  (iii) RX Technology Inc. represents and warrants that it shall, at its sole cost and expense, recruit, train, supervise and furnish the services of at least {number} (#) persons to operate the, and perform services in connection with the Concession as set forth in Exhibit C attached hereto and incorporated herein ("RX Technology Inc.' Employees") during Operating Hours. RX Technology Inc. acknowledges that The Great Escape will suffer great harm if RX Technology Inc. breaches the agreement set forth in this subclause, the amount of which would be difficult to determine. Therefore, RX Technology Inc. agrees to pay The Great Escape liquidated damages of $250.00 for each Park operating day that RX Technology Inc. fails to furnish the services of {number} (#) trained persons to operate the Concession.

                  (iv) RX Technology Inc. shall be fully responsible for all RX Technology Inc. Employees, including without limitation, responsibility for all salaries and other compensation, withholding taxes, worker's compensation insurance, union dues, if applicable, and other required payments in connection with such employees and shall be in compliance with all laws, rules and regulations with respect thereto.

                  (v) Each prospective employee of RX Technology Inc. shall complete an employment application, the form of which must be approved by The Great Escape, prior to beginning work in the Park.

                  (vi) RX Technology Inc. agrees to use best efforts to cause its employees to attend Park training/orientation programs as may be required by The Great Escape and comply with Park rules and regulations, including without limitation submission to drug testing, as may be required. Pending availability of desired Park Orientation date and time, no RX Technology Inc. employees will be scheduled for Park orientation with out five days written notice from RX Technology Inc..

                  (vii) RX Technology Inc. agrees to verify, at its sole cost and expense, the references of RX Technology Inc.' Employees, including without limitation, prior positions of employment, reasons for leaving prior positions, age, education, criminal records, immigration status, and right to work in the United States and use due diligence to determine if any of RX Technology Inc.' Employees have provided false information or omitted significant information with respect to their backgrounds and/or prior employment.


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                  (viii) RX Technology Inc. represents and warrants that it
shall not, to RX Technology Inc., knowledge, employ any person to work in the Park who has a criminal history without The, Great Escape knowledge and approval with respect to said employment. RX Technology Inc.' knowledge, for the purpose described in the immediately preceding sentence, is the knowledge that RX Technology Inc. would have known had RX Technology Inc. performed a reference check of the type performed by The Great Escape. RX Technology Inc. acknowledges that great harm can be suffered by The Great Escape if a RX Technology Inc. employee is discovered to have a criminal record that could have been discovered with a criminal history background check of the type performed by The Great Escape with respect to all prospective employees of The Great Escape. The parties agree that it will be difficult to determine the damages suffered by The Great Escape in the event of RX Technology Inc.' failure to undertake such background checks. Accordingly, the parties agree that in the evtent RX Technology Inc. employs an individual for work in the Park for whom RX Technology Inc. has not, prior to hiring such person, undertaken a criminal history background check of the type performed by The Great Escape, then RX Technology Inc. shall pay The Great Escape liquidated damages of $1,000.00 with respect to each such employee of RX Technology Inc. regardless of whether the background check would have revealed any evidence of criminal history.

                  (ix) At the request of The Great Escape, RX Technology Inc. shall make available to The Great Escape all information obtained with respect to its employees, including, without limitation, criminal history background checks.

                  (x) RX Technology Inc. agrees to terminate employment at the Park for any RX Technology Inc. Employee working in the Park who: (a) is subsequently discovered to have a criminal history and, after being advised of the same, The Great Escape does not approve said employment, (b) fails to comply with Park rules or (c) made material misstatements or omissions on their employment application. RX Technology Inc. agrees to indemnify The Great Escape from and against any claims by RX Technology Inc.' Employees arising from or related to such dismissals.

                  (xi) The Great Escape agrees that RX Technology Inc. may offer RX Technology Inc.' Employees discounts on Park admission and food/merchandise at the Park that The Great Escape offers its employees in accordance with Park policy.

                  (xii) RX Technology Inc. has the option to provide costumes for RX Technology Inc.'s employees. The Great Escape will approve the costumes provided by RX Technology Inc.. RX Technology Inc. is to submit costume to The Great Escape for approval no later then four weeks prior to Park Opening (`Commencement Date"). RX Technology Inc. also has the option to purchase park approved costumes from The Great Escape for {Lessee names}`s employees. Park shoes worn by RX Technology Inc. are to be within The Great Escape guidelines. All costume charges will be deducted from RX Technology Inc. weekly Net revenue. It will be the responsibility of RX Technology Inc. to collect costume charges from RX Technology Inc. employees.

      3. FACILITY.


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            A. Rights/Responsibilities.

                  (i) In connection with RX Technology Inc.' operation and management of the Concession. The Great Escape agrees that RX Technology Inc. shall be entitled use of and/or access to: (a) the facility at which the Concession is operated (the "Facility"), (b) adjacent portions of the Facility, as may be necessary for the operation and maintenance of the Concession, and (c) common ways and areas within the Park for incinerator or trash purposes, loading and unloading supplies and installation, repair and maintenance of Equipment and/or other elements related to the Concession.

                  (ii) The Great Escape will be responsible for plumbing, and electrical expenses related to the operation of the Concession in the Facility. RX Technology Inc. will be responsible for all telephone call charges and photo copy charges. The Great Escape also agrees to provide the following: entry to the Park for RX Technology Inc.' Employees in the performance of their duties, and access to the Park employee parking areas on a first-come, first-serve basis to be used in the performance of their duties.

                  (iii) RX Technology Inc. will be responsible for cleaning the Facility and surrounding area and removing trash from said areas, the regular maintenance of the Facility, including the replacement of light bulbs, tubes and ballasts related to the operation of the Concession in the Facility.

            B. Construction.

                  (i) Prior to the construction of the Facility in the Park at which the Concession is operated, RX Technology Inc. will submit its plans to the Park for approval. These plans will include exterior and interior finishes as well as RX Technology Inc.' proposed signage. RX Technology Inc. will design the exterior and interior of the Facility and the signage so that they will be consistent with the theme of the area of the Park in which the Facility is located and The Great Escape design requirements policy (the "Design Policy") (a copy of the Design Policy in effect as of the date hereof is attached hereto and incorporated herein), as The Great Escape may amend from time to time upon notice to RX Technology Inc..

                  (ii) RX Technology Inc. agrees to obtain all permits. consents, approvals and clearances with respect to any construction contemplated hereunder and comply with all laws, rules and regulations with respect thereto, including The Great Escape Maintenance Department rules, and shall secure The Great Escape prior approval with respect to the following: (a) contractors, subcontractors, designers, architects and materialmen which will perform work or services or supply materials in connection with the construction of the Facility, (b) dates of commencement and completion with respect to each phase of the construction of the Facility and (c) agreements with all contractors, subcontractors, designers, architects and materialmen. RX Technology Inc. shall only enter into construction agreements hereunder which permit assignment to The Great Escape and its affiliates. All construction hereunder shall be made in a good and workmanlike manner.

                  (iii) The Great Escape shall have the right, but not the obligation, to test and inspect the construction of the Facility. RX Technology Inc. agrees, at its sole cost and expense, to remedy any problems with the Facility, upon The Great Escape request, including without


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limiting the foregoing, problems associated with defective design, engineering, workmanship, failure of factory construction, materials or any component parts.

                  (iv) RX Technology Inc. shall not place, maintain, or permit to be placed or maintained on any exterior portion of the Facility or on the interior side of or immediately adjacent to any glass door, wall or window of said Facility, or otherwise display outside said Facility in the confines of the Park, any signs, advertisements, lettering, trade, brand or service name, mark or logo, neon lights, flood lights, colored lights, flashing lights or other exterior lighting without prior written consent of The Great Escape, which consent may be granted or withheld in the absolute discretion of The Great Escape. RX Technology Inc. shall not use in, on or about said Facility, or elsewhere in the Park, any sound producing or reproduction equipment audible inside or outside said Facility, without the prior written consent of The Great Escape.

            C. Alterations.

                  Upon approval by RX Technology Inc, in writing, The Great Escape shall have the right, but not the obligation, to make alterations, modifications, additions, improvements or updates, at RX Technology Inc.' sole cost and expense, to the Facility and/or the Equipment, as hereinafter defined (collectively, the "Alterations"); provided, however, that RX Technology Inc. shall have been deemed to approve Alterations if: (i) the Alterations are reasonably required by The Great Escape: (a) for safety, quality or financial control reasons, or (b) if new technology and improvements are made to the same type of Facility and/or Equipment in the industry and/or (ii) required by any applicable laws, rules or regulations. All such Alterations shall be made in a good and workmanlike manner. RX Technology Inc. agrees to pay The Great Escape for the reasonable cost of such Alterations within thirty (30) days of receipt of an invoice therefor.

                  (i) RX Technology Inc. agrees to make alterations, modifications, additions, improvements or updates, at its sole cost and expense (including any necessary design and engineering expenses), to the Facility and/or the Equipment, as shall be mutually agreed to by the parties and in accordance with the Design Policy.

                  (ii) RX Technology Inc. covenants that it will not make, or suffer or permit to be made, any Alterations in, on, or to the Facility and/or the Equipment without first: (a) notifying The Great Escape in writing sufficiently in advance of the commencement thereof to enable The Great Escape to post or record or both, appropriate and effective notices of non-responsibility, (b) obtaining the written consent of The Great Escape thereto, which consent The Great Escape shall not unreasonably withhold provided that the proposed Alterations are of high quality and in harmony with the overall design and appearance of the Park, and necessary to operate the Concession in a safe and efficient manner, (c) obtaining the written approval of The Great Escape as to all contractors, subcontractors, and materialmen who will perform work or services or supply materials in connection therewith and (d) obtaining the written consent of The Great Escape with respect to the proposed commencement and completion date of such Alterations.

            D. Maintenance and Repair.


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                  RX Technology Inc. agrees to properly maintain and keep in good repair and condition, the Facility and/or the Equipment, at its sole cost and expense. The Facility and/or the Equipment shall be maintained in keeping with the themeing and overall aesthetics of the Park. In the event any portion of the Facility and/or the Equipment is inoperative or a component thereof has failed or is defective, RX Technology Inc. shall repair the same no later than seventy-two (72) hours of RX Technology Inc.' knowledge of the same or, in the case of Equipment, RX Technology Inc. shall secure comparable equipment (the "Replacement Equipment") and deliver the same to the Park until such time as the Equipment is repaired. Failure of RX Technology Inc. to comply with the provisions of this subsection shall constitute default hereunder.

            E. Relocation.

                  RX Technology Inc. agrees that The Great Escape shall have the right to relocate RX Technology Inc. to another Facility in the Park, for any reason, provided that The Great Escape agrees to exercise reasonable care to minimize interference in or to RX Technology Inc.' operations.

            F. Ownership.

                  (i) It is understood and agreed that the Facility and the improvements thereto, whether made by RX Technology Inc. or The Great Escape hereunder, shall remain the property of The Great Escape including the trademarks and other indicia of The Great Escape, including an Alternate Name (hereinafter defined) ("The Great Escape' Trademarks") and the trademarks of The Great Escape affiliates, including Warner Bros. and DC Comics ("Affiliates' Trademarks") shall be the property of The Great Escape and its affiliates and in the event of expiration or termination hereunder The Great Escape Trademarks and its Affiliates' Trademarks shall be removed therefrom and returned to The Great Escape at RX Technology Inc.' sole cost and expense.

            (ii) It is further understood and agreed that the improvements thereto, whether made by RX Technology Inc. or The Great Escape hereunder, shall remain the property of The Great Escape.

            G. Interference with Parks Operations.

                  RX Technology Inc. understands that this Agreement may not be asserted to affect or impede The Great Escape normal Park operations, including without limitation, upgrading Park equipment, building and/or facilities, buying/selling Park games or attractions, entering into agreements with other parties or locating or changing other facilities, equipment, walkways or signage into or surrounding the Facility, each without the consent of RX Technology
Inc. RX Technology Inc. shall have no exclusive rights with respect to the operation of concessions in the Park similar in nature or type to the Concession.

      4. EQUIPMENT.

            A. Description.


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                  (i) RX Technology Inc. agrees to provide, at its sole cost and expense, all equipment, supplies, furnishings, displays, and other signage, cash registers, and any other materials necessary to operate the Concession (the "Equipment"). Notwithstanding the foregoing, RX Technology Inc. agrees that it shall use only The Great Escape provided credit card processing equipment (collectively, "Six Flags' Equipment"), as appropriate, for all transactions and, in consideration therefore, RX Technology Inc. shall pay The Great Escape no later than thirty (30) days of receipt of an invoice therefore.

            B. Delivery, Installation and Removal.

                  (i) RX Technology Inc. agrees that it shall be responsible for the shipment, installation and, promptly following the end of the Term, the removal, of the Equipment, including parts therefor and/or Replacement Equipment (as hereinafter defined), at its sole cost and expense. RX Technology Inc. agrees to coordinate with The Great Escape with respect to the dates and times of shipment and installation of the Equipment, Replacement Equipment and/or parts therefor.

                  (ii) The Great Escape shall have the right, but not the obligation, to test and inspect the Equipment and the installation and operation of the Equipment during the Term. RX Technology Inc. agrees, at its sole cost and expense, to remedy any problems with the Equipment and installation thereof, upon The Great Escape request, including without limiting the foregoing, problems associated with defective design, engineering, workmanship, failure of factory construction, materials or any component parts.

            C. Additional Equipment.

                  RX Technology Inc. agrees to install and/or supply additional Equipment as determined by mutual agreement of the parties, at no additional cost to The Great Escape.

      5. PAYMENT TO RX Technology Inc..

            A. RX Technology Inc. shall collect, record and submit the Deposits of the Concession to The Great Escape and The Great Escape shall pay RX Technology Inc. the following share of Net Revenues (as hereinafter defined) during each operating season of the Term as follows:

      Year              RX Technology Inc. % of Net Revenue
      ----              -----------------------------------

      2000                              62%
      2001                              62%
      2002                              62%

            B. "Net Revenue" means gross revenue of the Concession during the applicable period less the sales tax paid or payable in respect thereto or otherwise paid. RX Technology Inc. agrees that The Great Escape shall have the right to deduct the following from RX Technology Inc.'


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share of the Net Revenue: (i) cash shortages, (ii) credit card, check processing and other transaction costs and charges, including charge backs and return check amounts and fees related thereto, (iii) the cost of goods taken from The Great Escape warehouse, to the extent permitted by The Great Escape, or otherwise and not paid for, (iv) the cost of leased Park equipment, if any, each during the applicable period, (v) hereof, and (vi) the cost of any bill or charge which is the basis or which may be the basis for a lien against the Facility as set forth in more detail in Section 9 (vi) hereof.

            C. RX Technology Inc.' share of the Net Revenue will be calculated at the end of the week. For payment purposes, a week shall be defined as the seven (7) day period beginning Monday and ending on and including Sunday. Payments shall be directed as set forth in this Agreement or as RX Technology Inc. may otherwise direct in writing and shall be payable seven (7) days from The Great Escape calculation thereof. The Great Escape shall have no further monetary liability or obligation to RX Technology Inc.. Payments shall be made to RX Technology Inc. at the address indicated in the first paragraph of this Agreement or otherwise as requested in writing by RX Technology Inc..

            D. Notwithstanding The Great Escape deduction of sales tax from Net Revenue, RX Technology Inc. represents and warrants that all payments by The Great Escape to RX Technology Inc. of RX Technology Inc.' share of Net Revenue hereunder are exempt from any United States federal, state and local taxes or other assessments, including any withholding taxes. RX Technology Inc. shall be solely responsible for, and shall pay when due, assessments arising from or in connection with the receipt by RX Technology Inc. of such Net Revenue.

      6. AUDIT RIGHTS.

            Until all claims and rights of The Great Escape shall have been fully ascertained, fixed and paid RX Technology Inc. shall maintain, in accordance with generally accepted accounting principles, separate and accurate records of the gross receipts of the Concession at the Park showing in detail all business transacted by RX Technology Inc.. The Great Escape shall have the right, at all reasonable times, to examine and inspect such records as well as any other business records of RX Technology Inc. pertaining to the operation of the Concession. This Section shall survive the termination of this Agreement.

      7. CHANGE IN FINANCIAL CONDITION.

            RX Technology Inc. agrees to notify The Great Escape promptly of any significant/material change in its financial condition.

      8. TRADEMARKS.

            A. RX Technology Inc. hereby grants The Great Escape the non-exclusive royalty-free right and license to use RX Technology Inc.' trademarks, trade names, service marks, logos and symbols. ("RX Technology Inc.' Trademarks") for the Term of the Agreement in connection with the Concession in the Park. RX Technology Inc.' Trademarks are and shall remain RX Technology Inc.' sole and exclusive property. The Great Escape agrees to include a trademark


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symbol (TM) on the first and most prominent reference to RX Technology Inc.'
Trademarks and a protective trademark legend in materials as shall be required by RX Technology Inc. hereunder.

            B. The Great Escape reserves the right to create an alternate name and/or logo (collectively, the "Alternate Name") for the Concession. The Great Escape shall own all right, title and interest in and to such Alternate Name, and all goodwill with respect thereto shall inure to the benefit of The Great Escape. RX Technology Inc. agrees that any Alternate Name shall be the exclusive property of The Great Escape.

            C. The Great Escape Trademarks are and shall remain the sole and exclusive property of The Great Escape, and Affiliates' Trademarks are and shall remain the sole and exclusive property of The Great Escape affiliates, and RX Technology Inc. shall not use nor permit others to use The Great Escape Trademarks, including the Alternate Name, and Affiliates' Trademarks for any purpose without the prior written consent of The Great Escape nor do anything which could in any way conflict with The Great Escape or its affiliates' use or ownership of such trademarks.

      9. REPRESENTATIONS AND WARRANTIES: ADDITIONAL COVENANTS.

            RX Technology Inc. represents and warrants that:

                  (i) RX Technology Inc. is, and will during the term of this Agreement be, solvent and able to meet its obligations hereunder as and when they become due:

                  (ii) RX Technology Inc. shall not use, or suffer or permit any person or persons to use, the Equipment and/or Facility for any purpose other than as set forth herein without the prior written consent of The Great Escape, or in any unlawful manner or for any unlawful purpose:

                  (iii) RX Technology Inc. shall comply with, and use its best efforts to cause its agents and employees to comply with all rules and regulations of the Park as may be in effect from time to time, RX Technology Inc. confirms that it has been provided with a copy of the rules and regulations of the Park;

                  (iv) RX Technology Inc. will not offer or provide any Goods in or from the Concession or elsewhere in the Park, without the prior express written authorization of The Great Escape. Any uncertainty with respect to the Goods which RX Technology Inc, is authorized to offer or provide shall be resolved in the manner which most limits and restricts RX Technology Inc.' authority, and any reasonable interpretation of such authority by The Great Escape shall be binding upon RX Technology Inc.;

                  (v) RX Technology Inc. shall maintain, at its sole cost and expense during the Term of this Agreement, a valid business license and any other necessary permits or licenses and shall provide proof of same to The Great Escape;

                  (vi) RX Technology Inc. shall promptly pay all bills and charges relating to the Concession in the Park, including any Alterations to the Equipment and/or the Facility, and shall protect and indemnify The Great Escape and the Park against all such bills and charges and


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liens relating thereto. In the event that RX Technology Inc. desires to contest any bill or charge which is the basis or which may be the basis for a lien against the Facility constituting the Concession or the Park or both, RX Technology Inc. shall, within five (5) days of notice therefor; obtain a bond of, or deposit collateral with, a responsible corporate surety or depository to protect against any such lien in the amount of any such bill estimated costs and expenses, including without limitation, attorney's fees and interest. If RX Technology Inc. fails to post such bond or collateral within the aforementioned time period, The Great Escape may, without prejudice to any other right or remedy of The Great Escape herein have the option to: (a) pay any such claim, bill or charge on RX Technology Inc.' behalf, and RX Technology Inc. shall reimburse The Great Escape on demand for the amount of any such payment or (b) have the right to set off the amount of said claim, bill or charge from the portion of RX Technology Inc.' Net Revenue due hereunder. Should any claim or lien be filed or recorded affecting the Facility or the Park or both, or should any action affecting the title thereto be commenced, RX Technology Inc. shall give The Great Escape written notice thereof promptly after the same becomes known to RX Technology Inc., and RX Technology Inc. shall thereafter remedy the same with respect to the Facility or the Park or both:

                  (vii) RX Technology Inc.' Trademarks and/or any advertising, promotion or publicity materials supplied The Great Escape by RX Technology Inc. hereunder will not violate, infringe upon or give rise to any adverse claim with respect to any common law or other right whatsoever including, without limitation, any copyright, trademark, service mark, right of privacy or publicity or contract right of any party or violate any other law; and

                  (viii) Except as otherwise expressly permitted herein. RX Technology Inc. shall not have the right to use or permit the use of any of The Great Escape Trademarks, including any depiction of the Park or Affiliates' Trademarks without The Great Escape prior written consent identifying the use consented to, which consent may be granted or withheld in the absolute discretion of The Great Escape. This Section shall survive the termination of the Agreement.

                  (ix) Notwithstanding any other provision of this Agreement, "The Great Escape", within its discretion, reserves the right to designate any other company or person as the Park sponsor ("Designated Park Sponsor") and permit the sponsor signage, displays, or other identification of its products or name on the exterior within the interior of the RX Technology Inc. site as long as that the interior usage does not interfere with the actual operation of the RX Technology Inc. operation, RX Technology Inc. shall not be entitled to any compensation from "The Great Escape" or any "Designated Park Sponsor" for such usage nor shall RX Technology Inc. be relieved of any of the terms and conditions of this Agreement. "The Great Escape" agrees that no such signage of displays shall be affixed to any of RX Technology Inc. product.

            10. SUBCONTRACTORS.

            The Great Escape acknowledges that RX Technology Inc. has the right to utilize subcontractors (collectively, the "Subcontractors") to fulfill the obligations set forth hereunder, subject to The Great Escape prior approval with respect thereto and the work to be performed thereby. RX Technology Inc. agrees that (i) the terms of the agreement between RX Technology Inc. and any Subcontractor will comply with all the terms of this Agreement, including, without limitation, the provisions concerning criminal background checks of persons working at the Park for or on behalf of RX Technology Inc. and the provisions concerning insurance, (ii) there will be no disruption (including strike) in the operation of the Concession whatsoever (even in the event of replacement of the Subcontractors), and (iii) RX Technology Inc. shall not cause or permit any liens, claims or encumbrances to be placed on or with respect to the Equipment, Facility, Park or any other property of The Great Escape or RX Technology Inc. which is the subject of this Agreement.

      11. ASSIGNMENT.

            The obligations of RX Technology Inc. herein are personal in nature and this Agreement and the obligations of RX Technology Inc. hereunder shall not be assigned or otherwise transferred by RX Technology Inc.. in whole or in part, to any third party without the prior written consent of The Great Escape. The Great Escape may assign this Agreement to any affiliate of The Great Escape. For purposes of this Agreement, the term "assigned" or "assignment" shall include, without limitation, a consolidation or merger of RX Technology Inc. with or into another party, a reorganization or a sale of all or substantially all of the assets of RX Technology Inc. to another party, and/or transfer of a controlling interest in RX Technology Inc.' business in or to another party.

      12. INDEMNITY.

            RX Technology Inc. covenants that it will protect, defend, hold harmless and indemnify The Great Escape, its directors, officers, employees, agents, subsidiaries, affiliates, partners and parent companies from and against any and all expenses, claims, actions, liabilities, attorney's fees and costs, damages and losses of any kind or nature whatsoever (including, without limitation of the foregoing, death of or injury to persons and damage to property), actually or allegedly resulting from or connected with the operation of the Facility and/or the Concession (including, without limitation of the foregoing, goods sold, work done, services rendered or products utilized therein, advertising and promotion therefor, lack of repair in or about the area occupied or arising out of any actual or alleged infringement of any patent or claim of patent, copyright, trademark, service mark, or trade name) or from the omission or commission of any act, lawful or unlawful, or breach of this Agreement by RX Technology Inc. or its agents or employees, whether or not such act is within the scope of the employment of such agents or employees and not due to the negligence or willful misconduct of The Great Escape or its employees and agents. This Section shall survive the termination of the Agreement.

      13. INSURANCE.

            A. To insure RX Technology Inc.' performance of the obligations and warranties as set forth herein, but not by way of limitation, RX Technology Inc. agrees, at its expense, to procure and maintain Comprehensive General Liability against claims for bodily injury, personal injury or death and property damage, Contractual Liability, Products Liability, Automobile Liability against claims for bodily injury, personal injury or death and property damage, Risk Builder's Risk Insurance, including coverage against collapse, written on a completed value basis and Worker's Compensation Insurance, including an employer liability endorsement (collectively, the "Insurance") each covering claims occurring upon, in or about the Park, and on, in or about the adjoining streets, sidewalks and passageways and identifying this Agreement, the Park and The Great Escape Theme Parks Inc. as being named as additional insured on the Insurance policies described herein, including any renewals of such Insurance. The Insurance shall apply separately to each insured against whom a claim is made or suit is brought. The Insurance shall remain in full force and effect for the Term of this Agreement and one (1) year thereafter, and all such Insurance shall include a waiver of subrogation against The Great Escape. This Section shall survive the termination of the Agreement.

            B. The Insurance shall be written by a company rated "A" or better by Best Insurance Reports, or by such other company consented to in writing by The Great Escape. The policy of Insurance will provide, inter alia, for thirty
(30) days advance notice to The Great Escape and RX Technology Inc. of any proposed policy modification or cancellation. Upon any cancellation and/or modification of any Insurance policy required hereby, and prior to the effective date thereof. RX Technology Inc. shall deliver replacement insurance to The Great Escape. RX Technology Inc. shall forward the Certificate of Insurance form attached hereto and incorporated herein as Exhibit D to its insurer for execution and transmit such executed Certificate to The Great Escape promptly after execution of this Agreement, and RX Technology Inc. shall also supply The Great Escape with its official Certificate of Insurance promptly after execution of this Agreement for its records.

            C. Each of the Insurance liability coverages referenced above shall have a combined single limit of at least $1,000,000 for any claim arising out of a single occurrence and $3,000,000 for all claims in the aggregate.

            D. All Insurance policies required to be maintained shall be primary and shall not require contribution from any coverage maintained by The Great Escape, and shall not contain, without The Great Escape prior written consent, any special or non-customary exclusions.

            E. RX Technology Inc. shall further, upon request, furnish The Great Escape with a certificate from RX Technology Inc.' insurance carrier certifying that RX Technology Inc. has obtained Worker's Compensation insurance upon its employees, or an opinion of counsel satisfactory to The Great Escape that such coverage is not required.

            F. RX Technology Inc. understands that The Great Escape rights and RX Technology Inc.' obligations hereunder shall not be limited or affected by the provisions of this Section 13.

      14. BREACH.

            In the event of breach of any provision of this Agreement by RX Technology Inc. or in the event RX Technology Inc. should become insolvent, file a voluntary petition in bankruptcy, have a receiver, liquidator or trustee in bankruptcy appointed over its affairs, have a significant material adverse change in its financial condition, and notwithstanding The Great Escape right to receive liquidation damages hereunder, in lieu thereof, The Great Escape may, at its option, then or at any time thereafter while said breach continues, upon fifteen (15) days prior written notice to RX Technology Inc., terminate this Agreement and the license and privileges granted hereby and b relieved of all further obligation hereunder arising after the date of termination. In the event of termination hereunder, RX Technology Inc. shall then quit and surrender the premises as set forth in this Agreement and the license and privileges granted hereby shall then terminate; provided, however, that RX Technology Inc. shall remain liable for all obligations under this Agreement, and The Great Escape may, in addition to any remedy herein provided, recover from RX Technology Inc. any damages to which it may be entitled in law or equity. This Section shall survive the termination of this Agreement.

      15. NOTICES

            All notices required or permitted to be given hereunder shall be in writing and personally delivered or sent by courier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

            To The Great Escape:        The Great Escape andSplashwater Kingdom
                                        P.O. Box 511
                                        Lake George, NY 12845

                                        Attn: David Edwards, Director of Retail

            To RX Technology Inc.:      RX Technology Inc.
                                        P.O. Box 9112
                                        Mandeville, LA 70470

                                        Attn: D. Rex Gay
                                        Fax: 504-727-9815

or to such other addresses as the parties may direct by written notice given as herein above provided. Notice shall be deemed given when received as evidenced by the return receipt or the date such notice is first refused, if that be the case. Notice also may be sent by facsimile and shall be deemed received on the date facsimile is confirmed as being sent.

      16. SURRENDER OF PREMISES.

            At the expiration or prior termination of this Agreement, RX Technology Inc. may, subject to any indebtedness of RX Technology Inc. to the Great Escape, promptly remove RX Technology Inc.' Equipment and Facility from the Park, except that The Great Escape Trademarks or The Great Escape Affiliates' Trademarks shall be removed from the Equipment and Facility and remain at the Park, and RX Technology Inc. shall quit and surrender the Facility in the Park in good condition, reasonable wear and tear excepted. Unless the parties otherwise agree, if RX Technology Inc. fails to remove the Facility from the Park within five (5) days after termination of this Agreement, then RX Technology Inc. shall be deemed to have abandoned such property and title to the same shall at that time vest in The Great Escape. Any costs and expenses incurred by The Great Escape in removing such abandoned property (including the reasonable value of the services rendered by Park employees in connection therewith) shall be paid to The Great Escape by RX Technology Inc. promptly following demand therefor. This Section shall survive the termination of this Agreement.

      17. GOVERNING LAW.

            A. Each of the parties hereto agree that this Agreement shall be deemed to have been made, entered into, executed and delivered in the State of New York (the "Specified State") and that the laws of the Specified State shall govern the construction, interpretation and enforceability of this Agreement. Should any dispute arise in connection with the construction, interpretation, performance or enforcement of the provisions of this Agreement, Each of the parties hereto agree that any such action shall be brought only in the courts located in the Specified State.

            B. Each of the parties hereto, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon advice of competent counsel, (i) submit to personal jurisdiction in the Specified State over any suit, action or proceeding by any person arising from or relating to this Agreement and the relationship of the parties hereto, (ii) agree that any such action, suit or proceeding shall be brought in any state or federal court of competent jurisdiction sitting in the federal court district in the Specified State, (iii) submits to the jurisdiction of such courts and (iv) to the fullest extent permitted by law, agree that it will not bring any action, suit or proceeding in any forum other than as provided herein (but nothing herein shall affect the right of the Six Flags to bring any action, suit or proceeding in any other forum to the extent necessary to enforce its rights under this Agreement).

      18. RELATIONSHIP OF THE PARTIES.

            RX Technology Inc. is an independent contractor. Nothing contained in or done pursuant to this Agreement shall be construed as creating a partnership, agency, joint employer, joint venture or landlord-tenant relationship. Except as otherwise expressly provided in this Agreement, no party shall become bound, with respect to third parties, by any representation, act or omission of the other.

      19. FORCE MAJEURE.

            Neither party shall be liable to the other party for damages for its failure to perform due to contingencies beyond its reasonable control, including, but not limited to, fire, storm, flood, earthquake, explosion, accidents, public disorders, sabotage, lockouts, labor disputes, strikes, riots or acts of God, In the event that such an event has occurred, the party affected shall notify the other immediately. The rights and obligations of either party under this Agreement shall be suspended only for the duration and extent of the force majeure and once the force majeure ceases to exist, the rights and obligations of either party shall continue in full force.

      20. PUBLICITY.

            A. The Great Escape shall, at its discretion, develop, direct and produce any and all advertising and promotion in connection with the Concession in the Park for the purposes of advertising, promoting, publicizing and merchandising the Concession in the Park. RX Technology Inc. agrees to cooperate, as necessary, when requested to provide any advertising or promotion with respect to the Concession.

            B. The Great Escape shall have the right to use RX Technology Inc.' Trademarks and the names of any person or entity rendering services on or associated with the Concession, as well as any such person or entity's biography, photographic or non-photographic likeness and recorded voice.

            C. RX Technology Inc. shall not have the right to have or cause to have sponsors with respect to the Concession without the prior written approval of The Great Escape.

            D. RX Technology Inc. agrees that The Great Escape may obtain sponsors for the Concession which may include affixing signage in or around the Concession, and any proceeds The Great Escape derives in connection therewith shall be solely that of The Great Escape.

      21. PROPRIETARY INFORMATION.

            RX Technology Inc. agrees that this Agreement and all information regarding the business operations, policies and practices of The Great Escape ("Proprietary Information") acquired or learned in connection with the activities conducted under this Agreement shall be deemed confidential and shall be kept in strict confidence under appropriate safeguards. The term Proprietary Information, as used herein, does not include any information that is or becomes internally available to the public other than as a result of disclosure in violation of this Agreement. This Section shall survive the termination of the Agreement.

      22. SEVERABILITY.

            If any provision of this Agreement or the application of any such provision to any party or circumstance is held invalid, the remainder of this Agreement, and the application of such provision other than to the extent it is held invalid, will not be invalidated or affected thereby.

      23. ENTIRE AGREEMENT.

            This Agreement (including any and all exhibits and schedules hereto) constitutes the entire agreement between the parties with respect to the matters which are the subject hereof and supersedes all prior and contemporaneous agreements and undertakings of the parties pertaining to the subject matter hereof. This Agreement may not be modified except by written instrument duly executed by the parties hereto.

      IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto on the day and year first hereinabove written.

                                The Great Escape Theme Park, LLC.,
                                (a division of Premier Parks Inc.)

                                By: /s/ John S. Collins
                                   -------------------------------
                                   John S. Collins
                                   Vice President and General Manager


                                RX Technology Inc.:

                                By: /s/ D. Rex Gay
                                   -------------------------------
                                   D. Rex Gay
                                   President

                                    Exhibit A

                                   Location(s)

      Locations shall be determined by The Great Escape in its sole discretion and may be changed from time to time in the reasonable discretion of The Great Escape.

      Alternative:

      The locations are set forth below, subject to relocation in the reasonable discretion of The Great Escape.

The Comet Ride Photos
The Alpine Bobsled Ride Photos
Front Gate Photos


                                   Ex. A - 1

                                   Exhibit B

                            PAYMENT/RETURN AGREEMENT

            1. CREDIT CARD.

                  (a) Acceptance.

                        (i) RX Technology Inc. shall comply with The Great Escape credit card procedures (the "Credit Card Procedures") (a list of the Credit Card Procedures in effect as of the date hereof is attached hereto and is incorporated herein), as The Great Escape may amend them from time to time upon notice to RX Technology Inc., with respect to acceptance of Credit Cards as payment for any Goods.

                        (ii) RX Technology Inc. agrees that it shall not: (A) discriminate in favor of any Credit Card accepted for payment over another. (B) require a minimum transaction amount or impose a surcharge as a condition for honoring Credit Cards, (C) impose a requirement on Credit Card holders to provide any personal information as a condition for honoring Credit Cards unless otherwise required by the Credit Card Procedures, (D) make or require a photocopy of a Credit Card, (E) make a Credit Card sale where only part of the consideration due is paid by use of such Credit Card, or (F) accept a Credit Card for any purpose which is prohibited by the Credit Card Procedures.

                        (iii) RX Technology Inc. shall not make a Credit Card sale to any person if: (A) the Credit Card being presented has expired according to the expiration date shown on such Credit Card, (B) the sale has been declined for authorization, (C) RX Technology Inc. has reasonable grounds to believe the Credit Card being presented is counterfeit, fraudulent or stolen, or (D) the signature on the Credit Card does not appear to be the same as the signature on the sales draft or the spelling of the signature on the sales draft is different from the spelling of the name on the Credit Card. RX Technology Inc. shall use reasonable efforts to retrieve any credit card from the customer when instructed by a service provider in response to an authorization or other inquiry.

                        (iv) RX Technology Inc. agrees to display symbols of the Credit Cards, supplied by The Great Escape hereunder, at its Facility in the Park to effectively inform customers of the Park that the Credit Cards are honored by RX Technology Inc..

                  (b) Returns and Adjustments.

                        (i) All disputes between RX Technology Inc. and any Credit Card holder respecting any Credit Card transaction hereunder shall be settled between RX Technology Inc. and such Credit Card holder. RX Technology Inc. agrees that in the event of a Credit Card dispute, RX Technology Inc. shall reasonably address the Credit Card holders concern in a good faith manner.

                        (ii) RX Technology Inc. shall maintain a fair and consistent policy for exchange and return of Goods and for the adjustment of amounts due on Credit Card transactions and such policy shall be the same as available to cash customers. RX Technology Inc.


                                   Ex. B - 1
shall make no cash refunds or payments to Credit Card holders for returns or adjustments on Credit Card sales.

                        (iii) When a refund or payment is due to a Credit Card holder for return or adjustment, RX Technology Inc. shall prepare, execute and deliver to The Great Escape or cause to be delivered to The Great Escape a legible credit adjustment memo on a form provided or approved by The Great Escape and deliver to the Credit Card holder a copy of the completed form. Each credit adjustment memo shall be imprinted with or contain the following: (A) The Great Escape name and merchant account number, (B) city and address where the credit or adjustment occurred, (C) Credit Card holder's name and Credit Card number, (D) Credit Card expiration date, (E) the date of the return or adjustment and the date of the initial transaction, if available, (F) the amount of the credit, and (G) a brief description of the Goods returned.

                        (iv) With respect to each credit adjustment memo presented to The Great Escape and/or transmitted hereunder, RX Technology Inc. represents and warrants that: (A) the credit adjustment memo represents an amount lawfully due to a Credit Card holder for the return or adjustment of Goods previously purchased with the Credit Card, (B) a sales draft relating to and including the amount of the credit memo was previously presented to The Great Escape and/or transmitted hereunder, (C) the credit adjustment memo does not duplicate information concerning the same transaction in any other credit slip unless Six Flags requests a resubmission, (D) the signature appearing on the credit adjustment memo is that of an authorized employee of RX Technology Inc., and (E) RX Technology Inc. has complied fully with the terms of this Agreement.

                  (c) Failure to Comply.

                        In the event RX Technology Inc. fails to comply with the Credit Card Procedures or the terms of this Exhibit B for a given Credit Card transaction and said sales draft is returned to The Great Escape, or in the event Goods are returned by the customer that paid by Credit Card, RX Technology Inc. agrees that The Great Escape may, in its sole discretion: (i) deduct the amount of said Credit Card transaction from RX Technology Inc.' share of the revenue from the Concession due and owing RX Technology Inc., if any, or (ii) bill RX Technology Inc. in the amount of said Credit Card transaction, and RX Technology Inc. shall pay The Great Escape the same within five (5) days of receipt therefor, or (iii) demand payment from RX Technology Inc. in the amount of said Credit Card transaction and RX Technology Inc. shall pay The Great Escape immediately upon its receipt of The Great Escape demand. Failure of RX Technology Inc. to pay The Great Escape as set forth herein for any outstanding Credit Card transactions shall constitute a breach of the Agreement.

                  (d) Termination of Acceptance.

                        In the event The Great Escape agreement with respect to the Credit Cards terminates or The Great Escape, in its sole discretion, determines that it does not want RX Technology Inc. to accept Credit Cards as payment for Goods hereunder. RX Technology Inc. agrees to discontinue acceptance of Credit Cards and remove the Credit Card symbols from the Facility upon notification by The Great Escape.


                                   Ex. B - 2

            2. CHECK.

                  (a) Acceptance.

                        RX Technology Inc. represents and warrants that it shall comply with The Great Escape current check authorization procedures (the "Check Authorization Procedures") (a copy of the TeleCheck Authorization Procedures in effect as of the date hereof has been received by RX Technology Inc. and is incorporated herein), as The Great Escape may amend from time to time upon notice to RX Technology Inc., prior to acceptance of a check as payment for Goods. Notwithstanding the foregoing, RX Technology Inc. agrees that it shall not contact TeleCheck directly, as set forth in Section 3 of the Check Authorization Procedures but shall contact the Merchandise Office or a Merchandise Supervisor to obtain authorization from TeleCheck.

                  (b) Returns and Adjustments.

                        (i) All disputes between RX Technology Inc. and any customer respecting any check transaction hereunder shall be settled between RX Technology Inc. and such customer. RX Technology Inc. agrees that in the event of a dispute, RX Technology Inc. shall reasonably address the customer's concern in a good faith manner.

                        (ii) RX Technology Inc. shall maintain a fair and consistent policy for exchange and return of merchandise and for the adjustment of amounts due on check transactions and such policy shall be the same as available to cash and credit customers.

                        (iii) When a refund or payment is due to a customer for rerun or adjustment, RX Technology Inc. shall prepare, execute and deliver to The Great Escape or cause to be delivered to The Great Escape a legible Merchandise Return Slip ("Return Slip").

                        (iv) With respect to each legible Return Slip presented to The Great Escape hereunder, RX Technology Inc. represents and warrants that:
(A) the Return Slip represents an amount lawfully due customer for the return or adjustment of Goods previously purchased with a check, (B) a sales draft relating to and including the amount of the Return Slip was previously presented to The Great Escape and/or transmitted hereunder, (C) the Return Slip does not duplicate information concerning the same transaction in any other Return Slip unless The Great Escape requests a resubmission, (D) the signature appearing on the Return Slip is that of RX Technology Inc., and (E) RX Technology Inc. has complied fully with the terms of this Agreement.

                  (c) Failure to Comply.

                        In the event RX Technology Inc. fails to comply with the Check Authorization Procedures for a given check and said check is returned to The Great Escape, or in the


                                   Ex. B - 3
event Goods are returned by the customer that paid by check, RX Technology Inc. agrees that The Great Escape may, in its sole discretion: (A) deduct the amount of said check from RX Technology Inc.' share of the revenue from the Concession due and owing RX Technology Inc., if any, or (B) bill RX Technology Inc. in the amount of said check, and RX Technology Inc. shall pay The Great Escape the same within five (5) days of receipt therefor, or (C) demand payment from RX Technology Inc. in the amount of said check and RX Technology Inc. shall pay The Great Escape immediately upon its receipt of The Great Escape demand. Failure of RX Technology Inc. to pay The Great Escape as set forth herein for any outstanding checks shall constitute a breach of the Agreement.

                  (d) Termination of Acceptance.

                        In the event The Great Escape agreement with TeleCheck terminates and The Great Escape does not wish to continue acceptance of checks in the Park or The Great Escape, in its sole discretion, determines that it does not want RX Technology Inc. to accept checks as payment for Goods hereunder, RX Technology Inc. agrees to discontinue acceptance of checks upon notification by The Great Escape.

            3. CASH.

                  (a) Acceptance.

                        RX Technology Inc. shall comply with The Great Escape cash handling procedures ("SFGAM Cashier Procedures") a copy of which is attached hereto.

                        RX Technology Inc. represents and warrants that it shall cause all cash received by or on RX Technology Inc.' behalf for sale of Goods hereunder to be rung in the cash register or other The Great Escape approved cash collection equipment and deposited in such cash register or other equipment at the time of sale.

                  (b) Returns and Adjustments.

                        (i) All disputes between RX Technology Inc. and any customer respecting any cash transaction hereunder shall be settled between RX Technology Inc. and such customer, RX Technology Inc. agrees that in the event of a dispute, RX Technology Inc. shall reasonably address the customer's concern in a good faith manner.

                        (ii) RX Technology Inc. shall maintain a fair and consistent policy for exchange and return of merchandise and for the adjustment of amounts due on cash transactions and such policy shall be the same as available to credit customers.

                        (iii) When a refund or payment is due to a customer for return or adjustment, RX Technology Inc. shall prepare, execute and deliver to The Great Escape or cause to be delivered to The Great Escape a legible Return Slip.

                        (iv) With respect to each legible Return Slip presented to The Great Escape hereunder, RX Technology Inc. represents and warrants that
(A) the Return Slip


                                   Ex. B - 4
represents an amount lawfully due customer for the return or adjustment of Goods previously purchased in cash, (B) a sales draft relating to and including the amount of the Return Slip was previously presented to The Great Escape and/or transmitted hereunder, (C) the Return Slip does not duplicate information concerning the same transaction in any other Return Slip unless The Great Escape requests a resubmission, (D) the signature appearing on the Return Slip is that of RX Technology Inc., and (E) RX Technology Inc. has complied fully with the terms of this Agreement.

                        (v) RX Technology Inc. agrees that in the event Goods hereunder are returned on a day that said Goods were not purchased, The Great Escape may, in its sole discretion: (A) deduct the amount of said return from RX Technology Inc.' share of the revenue from the Concession due and owing RX Technology Inc.. if any; (B) bill RX Technology Inc. in the amount of said return and RX Technology, Inc. shall pay The Great Escape the same within five
(5) days of receipt therefor or (C) demand payment from RX Technology Inc. in said amount and RX Technology Inc. shall pay The Great Escape immediately upon receipt of The Great Escape demand. Failure of RX Technology Inc. to pay The Great Escape as set forth herein for any amount outstanding shall constitute a breach of the Agreement.


                                   Ex. B - 5

                             Credit Card Procedures

      RX Technology Inc. represents and warrants that it shall follow the following Credit Card Procedures, as may be amended from time to time by The Great Escape upon notice to RX Technology Inc.:

            1. Each Credit Card sale shall be evidenced by a legible sales draft (the "Draft") on a form approved by The Great Escape, indicating the full amount due for Goods sold hereunder.

            2. Each Draft shall be imprinted by RX Technology Inc., or show evidence of the electronic equivalent obtained through use of a terminal which reads the magnetic stripe on the Credit Card.

            3. The Draft shall include the following information: (i) The Great Escape name and merchant account number, (ii) the city and state in which the transaction takes place, (iii) the information on the Credit card, including the account number, name and expiration date of the Credit Card, (iv) the date the transaction takes place and the price of the Goods, (v) total amount of the transaction, including all applicable taxes, (vi) description of Goods, and
(vii) signature of the Credit Card holder.

            4. RX Technology Inc. shall compare the signature on the Draft with the signature on the Credit Card to ascertain that they are the same, and if the Credit Card has a photograph of the Credit Card holder, verify that the Credit Card holder and the person presenting the Credit Card appear to be the same person. If RX Technology Inc. believes there is a discrepancy in the signature or if the photographic identification is uncertain, RX Technology Inc. shall contact the service provider for instructions.

            5. If the signature panel on the Credit Card is blank, RX Technology Inc. shall do the following: (i) review positive identification to determine that the user is the Credit Card holder: such identification must consist of a current official government identification document (such as a passport or driver's license) that bears the Credit Card holder's signature, (ii) indicate such positive identification (including any serial number and expiration date) on the Draft and (iii) require the Credit Card holder to sign the signature panel of the Credit Card prior to completing the transaction.

            6. For each Credit Card sale, RX Technology Inc. shall deliver or cause to be delivered a copy of the completed sales draft to the customer, evidencing the full amount due for the Goods.

            7. RX Technology Inc. shall not complete a sales transaction without first obtaining an authorization from the designated service provider for the total amount of the transaction, RX Technology Inc. shall print legibly on the Draft the authorization/approval code, evidencing any authorization so obtained.


                                   Ex. B - 6

                                    Exhibit C

                                    Employees

RX Technology Inc.' Employees shall include the following:

No. of Employees        Title
----------------        -----

1                       Supervisor/Manager

1                       Hosts/Hostesses


                                   Ex. C - 0

                                    Exhibit D

                           The Great Escape _________
                           __________________________
                           __________________________

                            CERTIFICATE OF INSURANCE

                          COMPANIES AFFORDING COVERAGE

--------------------------------------------------------------------------------------------------
COMPANY                                COMPANY
LETTER A                               LETTER D
--------------------------------------------------------------------------------------------------
COMPANY                                COMPANY
LETTER B                               LETTER E
--------------------------------------------------------------------------------------------------
COMPANY                                COMPANY
LETTER C                               LETTER F
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
COVERAGES

THIS CERTIFICATE IS TO CERTIFY TO SIX FLAGS ______ OR ANY SUBSIDIARIES
HEREAFTER REFERRED TO AS "SIX FLAGS" THAT POLICIES DESCRIBED BELOW HAVE BEEN
ISSUED TO THE INSURED BY THE UNDERSIGNED AND ARE IN FULL FORCE AND EFFECT AT
THIS TIME. IF ANY CHANGES ARE MADE IN THE POLICIES WHICH EFFECT THE INTEREST OF
FRONTIER CITY OR IF ANY OF THE POLICIES ARE CANCELED AT THE REQUEST OF EITHER
PARTY, WRITTEN NOTICE WILL BE GIVEN BY THE INSURANCE COMPANY TO FRONTIER CITY
AT LEAST THIRTY (30) DAYS PRIOR TO THE EFFECTIVE DATE THEREOF
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
  CO.          TYPE OF INSURANCE           POLICY   EFFE. EXP.    LIMITS IN THOUSANDS
  LTR.                                     NUMBER   DATE  DATE
--------------------------------------------------------------------------------------------------
        WORKERS COMPENSATION                                      STATUTORY
        EMPLOYERS LIABILITY (NOTE 1)                              EA. ACCIDENT          $____
        CERTIFICATE HOLDER NAMED ALT                              DISEASE-POLICY LIMIT  $____
        EMPLOYER                                                  DISEASE EA. EMPLOYEE  $____
--------------------------------------------------------------------------------------------------
        GENERAL LIABILITY (NOTE 2)                                GENERAL AGG.          $____
        COMPREHENSIVE GENERAL LIABILITY                           PRODUCT-COMP/OPS AGG  $____
        CLAIMS MADE OCCURRENCE                                    PERSONAL & ADV INJURY $____
        CERT. HOLDER NAMED ADDNL. INSURED                         EACH OCCURRENCE       $____
        WAIVER OF SUBROGATION WAIVED
        AGAINST CERT. HOLDER                                      FIRE DAMAGE
        HOLD HARMLESS AGREEMENT WITH CERT.                        (ANY ONE FIRE)        $____
        HOLDER INSURED                                            MEDICAL EXPENSE
        PROFESSIONAL LIABILITY                                    (ANY ONE PERSON)      $____
--------------------------------------------------------------------------------------------------
        AUTO LIABILITY                                            COMBINED SINGLE LIMIT $____
        ANY AUTO                                                  BODILY INJURY
        ALL OWNED                                                 (PER PERSON)          $____
        SCHEDULED AUTOS                                           BODILY INJURY
        CERT. HOLDER NAMED ADDNL. INSURED                         (PER ACCIDENT)        $____
        WAIVER OF SUBROGATION AGAINST
        SIX FLAGS                                                 PROPERTY DAMAGES      $____
--------------------------------------------------------------------------------------------------
        CARE, CUSTODY AND CONTROL (NOTE 4)                        EACH OCCURRENCE       $____
        (IF APPLICABLE)                                           AGGREGATE             $____
        ALL RISK                                                  DEDUCTIBLE            $____
        LEGAL LIABILITY FORM
--------------------------------------------------------------------------------------------------
        EXCESS LIABILITY (NOTE 5)                                 EACH OCCURRENCE       $____
        UMBRELLA                                                  AGGREGATE             $____
        OTHER THAN UMBRELLA FORM                                  DEDUCTIBLE            $____
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS /LOCATIONS/RESTRICTIONS

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
PRODUCER/AGENT                                                  INSURED

--------------------------------------------------------------------------------------------------
I DO HEREBY CERTIFY THAT THE INSURERS LISTED HEREIN ARE
AUTHORIZED TO TRANSACT BUSINESS IN AND FOR THE STATE OF         DATE ISSUED___________
_____ AND CARRY A. M. BEST RATINGS OF _________________
____________________________

AUTHORIZED REPRESENTATIVE                                       REVERSE SIDE MUST BE COMPLETED
                                                                 (OVER)
--------------------------------------------------------------------------------------------------


                                    Ex. D - 1

POLICIES LISTED ON REVERSE SIDE INCLUDE COVERAGE FOR:                         CHECK ONE
                                                                            YES           NO

NOTE (1) WORKERS COMPENSATION AND EMPLOYERS LIABILITY
        (A) VOLUNTARY COMPENSATION ENDORSEMENT?                            ______       ______
        (B) DOES POLICY INCLUDE "WAIVER OF SUBROGATION ENDORSEMENT"
            AS REQUIRED BY CONTRACT WITH SIX FLAGS?                        ______       ______
        (C) ALTERNATE EMPLOYER ENDORSEMENT IN FAVOR OF SIX FLAGS?          ______       ______
        (D) COVERAGE IS AFFORDED IN THE STATES OF:
            ______________________________________

NOTE (2)  COMPREHENSIVE GENERAL LIABILITY
        (A) COVERAGE WRFITEN ON A COMPREHENSIVE FORM?                      ______       ______
        (B) PRODUCTS OR COMPLETED OPERATIONS COVERAGES INCLUDED?           ______       ______
        (C) IS POLLUTION COVERAGE INCLUDED?                                ______       ______
        (D) CONTRACTUAL LIABILITY COVERING HOLD HARMLESS AGREEMENT
            IN CONTRACT WITH SIX FLAGS?                                    ______       ______
        (E) WAIVER OF SUBROGATION ENDORSEMENT AGAINST SIX FLAGS?           ______       ______
        (F) IS SIX FLAGS NAMED AS ADDITIONAL INSURED?                      ______       ______
        (G) HAVE THERE EVER BEEN ANY PROFESSIONAL LIABILITY ACTIONS
            AGAINST THE INSURED? IF YES, PLEASE EXPLAIN.___________        ______       ______
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________

            HAVE THERE BEEN ANY SETTLEMENTS? IF YES, PLEASE EXPLAIN.       ______       ______
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________

            HAVE THERE BEEN ANY JUDGEMENTS? IF YES, PLEASE EXPLAIN.        ______       ______
            _______________________________________________________
            _______________________________________________________
            _______________________________________________________


NOTE (3) AUTO LIABILITY
        (A) ALL OWNED, HIRED AND NON-OWNED VEHICLES?                       ______       ______
        (B) WAIVER OF SUBROGATION AGAINST FRONTIER CITY?                   ______       ______
        (C) IS SIX FLAGS NAMED AS ADDITIONAL INSURED?                      ______       ______

NOTE (4) CARE, CUSTODY AND CONTROL
        (A) IS COVERAGE INCLUDED FOR DAMAGES TO SIX FLAGS
            PROPERTY WHILE BEING RAISED, LIFTED OR LOWERED WHILE
            USING CRANE, BOOMS OR HOISTS?                                  ______       ______

NOTE (5) UMBRELLA FORM
        (A) IS COVERAGE EXCESS OVER PRIMARY COMMERCIAL LIABILITY AND
            EMPLOYERS LIABILITY?                                           ______       ______
        (B) IS SIX FLAGS NAMED AS ADDITIONAL INSURED?                      ______       ______
        (C) WAIVER OF SUBROGATION AGAINST SIX FLAGS?                       ______       ______


                                     Ex. D - 2